UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) September 12, 2005
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                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-13703                              13-3995059
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    (Commission File Number)           (IRS Employer Identification No.)

     11501 Northeast Expressway
      Oklahoma City, Oklahoma                          73131
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 (Address of Principal Executive Offices)            (Zip Code)

                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

               Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05       Costs Associated with Exit or Disposal Activities

           On September 12, 2005, Six Flags, Inc. (the "Company") issued a press release announcing that it will permanently close its AstroWorld theme park in Houston at the end of the 2005 season, and that it has engaged Cushman & Wakefield to market the 109-acre site to the real estate development community. The sale is subject to the approval of the Company's bank lenders. The Company expects that a sale of the AstroWorld property would yield significant proceeds which would be used for debt reduction and general corporate purposes. The Company said that a sale compares very favorably with other alternatives for the park, such as making significant additional investment to improve the park's performance by upgrading facilities and adding new rides and attractions. Among the factors that favored a sale were the park's relative performance over the past several years and continued uncertainty over offsite parking rights. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

           Based on the Company's current views as to the expected sale proceeds and costs related to the closure and sale, the Company does not currently believe that any material charges will be incurred in connection with the closure and sale. If the sale proceeds realized are lower or the related costs are higher than the Company currently anticipates, the Company may incur material charges in connection with the closure and sale. In the event that the Company determines that material charges will be incurred, the Company will file an amended report on Form 8-K disclosing such charges as and when required by the requirements of this Form 8-K.

Item 2.06       Material Impairments

           As discussed in Item 2.05 above, on September 12, 2005, the Company issued a press release announcing that it will permanently close its AstroWorld theme park in Houston at the end of the 2005 season, and that it has engaged Cushman & Wakefield to market the 109-acre site to the real estate development community. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

           Based on the Company's current views as to the expected sale proceeds and costs related to the closure and sale, the Company does not currently believe that it will incur a material charge for impairment to one or more of its assets in connection with the closure and sale. If the sale proceeds realized are lower than the Company currently anticipates, the Company may incur a material charge for impairment to one or more of its assets in connection with the closure and sale. In the event that the Company determines that a material charge will be incurred, the Company will file an amended report on Form 8-K disclosing such charge as and when required by the requirements of this Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(c)      Exhibits

         99.1     Press release of Six Flags, Inc., dated September 12, 2005.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SIX FLAGS, INC.



                                          By:  /s/ James F. Dannhauser
                                              ----------------------------------
                                              Name:  James F. Dannhauser
                                              Title: Chief Financial Officer


Date:  September 16, 2005












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
                                  EXHIBIT INDEX

Exhibit No.           Description
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 99.1                 Press release, dated September 12, 2005.














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